                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT



                                                               Settlement Date                                             5/31/01
                                                               Determination Date                                          6/12/01
                                                               Distribution Date                                           6/15/01

I.      All Payments on the Contracts                                                                                 9,066,657.52
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                             281,488.60
III.    Repurchased Contracts                                                                                                 0.00
IV.     Investment Earnings on Collection Account                                                                             0.00
V.      Servicer Monthly Advances                                                                                       179,604.39
VI.     Distribution from the Reserve Account                                                                                 0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                              86,307.94
VIII.   Transfers to the Pay-Ahead Account                                                                             (120,417.85)

IX.     Less:  Investment Earnings distributions                                                                              0.00
          (a)  To Sellers with respect to the Collection Account                                                              0.00
          (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                        $9,493,640.60
                                                                                                                    ==============


DISTRIBUTION AMOUNTS                                              Cost per $1000
--------------------                                             ----------------
1.    (a)  Class A-1 Note Interest Distribution                                                 0.00
      (b)  Class A-1 Note Principal Distribution                                                0.00
           Aggregate Class A-1 Note Distribution                     0.00000000                                              0.00

2.    (a)  Class A-2 Note Interest Distribution                                                 0.00
      (b)  Class A-2 Note Principal Distribution                                                0.00
           Aggregate Class A-2 Note Distribution                     0.00000000                                              0.00

3.    (a)  Class A-3 Note Interest Distribution                                                 0.00
      (b)  Class A-3 Note Principal Distribution                                                0.00
           Aggregate Class A-3 Note Distribution                     0.00000000                                              0.00

4.    (a)  Class A-4 Note Interest Distribution                                                 0.00
      (b)  Class A-4 Note Principal Distribution                                                0.00
           Aggregate Class A-4 Note Distribution                     0.00000000                                              0.00

5.    (a)  Class A-5 Note Interest Distribution                                                 0.00
      (b)  Class A-5 Note Principal Distribution                                                0.00
           Aggregate Class A-5 Note Distribution                     0.00000000                                              0.00

6.    (a)  Class A-6 Note Interest Distribution                                                 0.00
      (b)  Class A-6 Note Principal Distribution                                                0.00
           Aggregate Class A-6 Note Distribution                     0.00000000                                              0.00

7.    (a)  Class A-7 Note Interest Distribution                                            87,701.50
      (b)  Class A-7 Note Principal Distribution                                        7,569,090.09
           Aggregate Class A-7 Note Distribution                   134.32967698                                      7,656,791.59

8.    (a)  Class A-8 Note Interest Distribution                                           441,291.67
      (b)  Class A-8 Note Principal Distribution                                                0.00
           Aggregate Class A-8 Note Distribution                     5.19166667                                        441,291.67

9.    (a)  Class A-9 Note Interest Distribution                                           321,266.67
      (b)  Class A-9 Note Principal Distribution                                                0.00
           Aggregate Class A-9 Note Distribution                     5.26666667                                        321,266.67

10.   (a)  Class A-10 Note Interest Distribution                                          345,041.67
      (b)  Class A-10 Note Principal Distribution                                               0.00
           Aggregate Class A-10 Note Distribution                    5.30833333                                        345,041.67

11.   (a)  Class B Certificate Interest Distribution                                      244,679.31
      (b)  Class B Certificate Principal Distribution                                           0.00
           Aggregate Class B Certificate Distribution                5.45000000                                        244,679.31

12.  Servicer Payment


       (a)  Servicing Fee                                                                113,764.85
       (b)  Reimbursement of prior Monthly Advances                                      168,147.19
               Total Servicer Payment                                                                                  281,912.04

13.  Deposits to the Reserve Account                                                                                   202,657.66

Total Distribution Amount                                                                                           $9,493,640.60
                                                                                                                    =============

Reserve Account distributions:
-----------------------------
 (a)  Amounts to the Sellers (Chase USA) from
      Excess Collections                                                                  26,000.98
 (b)  Amounts to the Sellers (Chase Manhattan Bank) from
      Excess Collections                                                                 176,656.68
 (c)  Distribution from the Reserve Account to the
      Sellers(Chase USA)                                                                   4,329.74
 (d)  Distribution from the Reserve Account to the
      Sellers(Chase Manhattan Bank)                                                       29,417.29
            Total Amounts to Sellers(Chase USA & Chase
            Manhattan Bank) =                                                                                         $236,404.69
                                                                                                                      ===========

                 INTEREST
       --------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @            5.598%                                             0.00
        (b) Class A-2 Notes    @            5.852%                                             0.00
        (c) Class A-3 Notes    @            5.919%                                             0.00
        (d) Class A-4 Notes    @            6.020%                                             0.00
        (e) Class A-5 Notes    @            6.050%                                             0.00
        (f) Class A-6 Notes    @            6.130%                                             0.00
        (g) Class A-7 Notes    @            6.140%                                        87,701.50
        (h) Class A-8 Notes    @            6.230%                                       441,291.67
        (i) Class A-9 Notes    @            6.320%                                       321,266.67
        (j) Class A-10 Notes   @            6.370%                                       345,041.67
               Aggregate Interest on Notes                                                                           1,195,301.50
        (k) Class B Certificates @          6.540%                                                                     244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                    0.00
        (b) Class A-2 Notes                                                                    0.00
        (c) Class A-3 Notes                                                                    0.00
        (d) Class A-4 Notes                                                                    0.00
        (e) Class A-5 Notes                                                                    0.00
        (f) Class A-6 Notes                                                                    0.00
        (g) Class A-7 Notes                                                                    0.00
        (h) Class A-8 Notes                                                                    0.00
        (i) Class A-9 Notes                                                                    0.00
        (j) Class A-10 Notes                                                                   0.00
        (k) Class B Certificates                                                               0.00

3.   Total Distribution of Interest                           Cost per $1000
                                                             ----------------
        (a) Class A-1 Notes                                      0.00000000                    0.00
        (b) Class A-2 Notes                                      0.00000000                    0.00
        (c) Class A-3 Notes                                      0.00000000                    0.00
        (d) Class A-4 Notes                                      0.00000000                    0.00
        (e) Class A-5 Notes                                      0.00000000                    0.00
        (f) Class A-6 Notes                                      0.00000000                    0.00
        (g) Class A-7 Notes                                      1.53862277               87,701.50
        (h) Class A-8 Notes                                      5.19166667              441,291.67
        (i) Class A-9 Notes                                      5.26666667              321,266.67
        (j) Class A-10 Notes                                     5.30833333              345,041.67
               Total Aggregate Interest on Notes                                                                     1,195,301.50
        (k) Class B Certificates                                 5.45000000                                            244,679.31

                 PRINCIPAL
           ----------------------
                                                               No. of Contracts
                                                               ----------------
1.   Amount of Stated Principal Collected                                              3,326,780.08
2.   Amount of Principal Prepayment Collected                         220              3,681,823.71
3.   Amount of Liquidated Contract                                     18                560,486.30
4.   Amount of Repurchased Contract                                     0                      0.00

       Total Formula Principal Distribution Amount                                                                   7,569,090.09

5.   Principal Balance before giving effect to Principal Distribution                  Pool Factor
                                                                                       -----------
        (a) Class A-1 Notes                                                               0.0000000                          0.00
        (b) Class A-2 Notes                                                               0.0000000                          0.00
        (c) Class A-3 Notes                                                               0.0000000                          0.00
        (d) Class A-4 Notes                                                               0.0000000                          0.00



        (e) Class A-5 Notes                                                               0.0000000                          0.00
        (f) Class A-6 Notes                                                               0.0000000                          0.00
        (g) Class A-7 Notes                                                               0.3007080                 17,140,357.88
        (h) Class A-8 Notes                                                               1.0000000                 85,000,000.00
        (i) Class A-9 Notes                                                               1.0000000                 61,000,000.00
        (j) Class A-10 Notes                                                              1.0000000                 65,000,000.00
        (k) Class B Certificates                                                          1.0000000                 44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                  0.00
        (b) Class A-2 Notes                                                                                                  0.00
        (c) Class A-3 Notes                                                                                                  0.00
        (d) Class A-4 Notes                                                                                                  0.00
        (e) Class A-5 Notes                                                                                                  0.00
        (f) Class A-6 Notes                                                                                                  0.00
        (g) Class A-7 Notes                                                                                                  0.00
        (h) Class A-8 Notes                                                                                                  0.00
        (i) Class A-9 Notes                                                                                                  0.00
        (j) Class A-10 Notes                                                                                                 0.00
        (k) Class B Certificates                                                                                             0.00

7.   Principal Distribution                                     Cost per $1000
                                                                --------------
        (a) Class A-1 Notes                                       0.00000000                                                 0.00
        (b) Class A-2 Notes                                       0.00000000                                                 0.00
        (c) Class A-3 Notes                                       0.00000000                                                 0.00
        (d) Class A-4 Notes                                       0.00000000                                                 0.00
        (e) Class A-5 Notes                                       0.00000000                                                 0.00
        (f) Class A-6 Notes                                       0.00000000                                                 0.00
        (g) Class A-7 Notes                                     132.79105421                                         7,569,090.09
        (h) Class A-8 Notes                                       0.00000000                                                 0.00
        (i) Class A-9 Notes                                       0.00000000                                                 0.00
        (j) Class A-10 Notes                                      0.00000000                                                 0.00
        (k) Class B Certificates                                  0.00000000                                                 0.00

8.   Principal Balance after giving effect to Principal Distribution                      Pool Factor
                                                                                          -----------
        (a) Class A-1 Notes                                                                0.0000000                         0.00
        (b) Class A-2 Notes                                                                0.0000000                         0.00
        (c) Class A-3 Notes                                                                0.0000000                         0.00
        (d) Class A-4 Notes                                                                0.0000000                         0.00
        (e) Class A-5 Notes                                                                0.0000000                         0.00
        (f) Class A-6 Notes                                                                0.0000000                         0.00
        (g) Class A-7 Notes                                                                0.1679170                 9,571,267.79
        (h) Class A-8 Notes                                                                1.0000000                85,000,000.00
        (i) Class A-9 Notes                                                                1.0000000                61,000,000.00
        (j) Class A-10 Notes                                                               1.0000000                65,000,000.00
        (k) Class B Certificates                                                           1.0000000                44,895,285.54

                 POOL DATA
            --------------------
                                                                                        Aggregate
                                                                No. of Contracts    Principal Balance
                                                               ----------------     -----------------
1.   Pool Stated Principal Balance as of 5/31/01                      10,405          265,466,553.33
                                                                                                                   % Delinquent
2.   Delinquency Information                                                                                       ------------
              (a) 31-59 Days                                             120            2,362,512.03                   0.890%
              (b) 60-89 Days                                              40            1,090,175.53                   0.411%
              (c) 90-119 Days                                             25              575,571.67                   0.217%
              (d) 120 Days +                                              70            2,476,196.97                   0.933%


3.   Contracts Repossessed during the Due Period                          13              518,550.82

4.   Current Repossession Inventory                                       30            1,161,370.53

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables         18              560,486.30
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                        281,488.60
                                                                                     ---------------
       Total Aggregate Net Losses for the preceding Collection Period                                                  278,997.70

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                   1,499,550.91

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)    917                                       13,817,944.13

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                           9.192%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                              92.420


             TRIGGER ANALYSIS
           --------------------

1.   (a)  Average Delinquency Percentage                         1.902%
     (b)  Delinquency Percentage Trigger in effect ?                             NO

2.   (a)  Average Net Loss Ratio                                 0.055%
     (b)  Net Loss Ratio Trigger in effect ?                                     NO
     (c)  Net Loss Ratio (using ending Pool Balance)             0.103%

3.   (a)  Servicer Replacement Percentage                        0.082%
     (b)  Servicer Replacement Trigger in effect ?                               NO


               MISCELLANEOUS
             -----------------
1.   Monthly Servicing Fees                                                                                            113,764.85

2.   Servicer Advances                                                                                                 179,604.39

3.    (a)  Opening Balance of the Reserve Account                                                                    8,973,952.86
      (b)  Deposits to the Reserve Account                                               202,657.66
      (c)  Investment Earnings in the Reserve Account                                     33,747.03
      (d)  Distribution from the Reserve Account                                        (236,404.69)
      (e)  Ending Balance of the Reserve Account                                                                     8,973,952.86

4.   Specified Reserve Account Balance                                                                               8,973,952.86

5.    (a)  Opening Balance in the Pay-Ahead Account                                                                    291,566.60
      (b)  Deposits to the Pay-Ahead Account from the Collection Account                 120,417.85
      (c)  Investment Earnings in the Pay-Ahead Account                                        0.00
      (d)  Transfers from the Pay-Ahead Account to the Collection Account               (86,307.94)
      (e)  Ending Balance in the Pay-Ahead Account                                                                     325,676.51
